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                                                                   EXHIBIT 10.33

                            VIRAGE LOGIC CORPORATION

                                 PROMISSORY NOTE

                    THIS NOTE CONTAINS AN ACCELERATION CLAUSE

                                                            Date: March 12, 2002

                                                             Fremont, California

PRINCIPAL AMOUNT:       $200,000.00
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Borrower:               Raj Singh
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Borrower's Residence:   3827 20th Street
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                        San Francisco, CA 94114
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               1. PROMISE TO PAY.

        FOR VALUE RECEIVED, Borrower promises to pay to Virage Logic Corporation, a Delaware corporation (the "Company"), or the holder hereof, at the offices of the Company at 46501 Landing Parkway, Fremont, California 94538, or at such other place as the Company or the holder hereof may designate in writing, the Principal Amount shown above, together with unpaid and accrued interest, pursuant to the terms and provisions of this Promissory Note made and entered into as of the Date shown above (the "Promissory Note").

               2. INTEREST.

        Interest shall accrue during the term of this Promissory Note at the higher of 6.0% per annum, compounded annually, or the "Section 7872(e)(2) blended annual federal rate" published by the Internal Revenue Service, compounded annually each December 31. All interest shall be added to principal and shall be due and payable on the Maturity Date. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

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               3. TERM AND PAYMENT

        The outstanding principal together with all accrued interest shall be due and payable in full upon the earlier of (i) March 12, 2006, or (ii) the date of termination of Borrower's status as an employee, director or consultant of the Company (the "Maturity Date").

               4. PREPAYMENT; ACCELERATION.

        4.1 Prepayment of principal, or any portion thereof, together with all unpaid and accrued interest thereon, may be made at any time without penalty. Payments shall be applied first to accrued interest and then to principal.

        4.3 Notwithstanding any provision set forth above, the entire unpaid principal sum of this Promissory Note, together with all unpaid and accrued interest thereon, shall become immediately due and payable upon the occurrence of the following:

               (a) termination of Borrower's status as an employee, director or consultant of the Company;

               (b) the commission of any act of bankruptcy by Borrower, the execution by Borrower of a general assignment for the benefit of creditors, the filing by or against Borrower of any petition in bankruptcy or any petition for relief under the provisions of the Federal Bankruptcy Act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of twenty (20) days or more, the appointment of a receiver or trustee to take possession of any property or assets of Borrower, or the attachment of or execution against any property or assets of Borrower; or

               (c) any default of Borrower's obligations under this Promissory Note, including the failure to pay when due the amounts payable hereunder.

               5. SUCCESSOR AND ASSIGNS.

This Promissory Note shall be binding upon and inure to the benefit of the Company and its successors and assigns.

               6. ATTORNEYS' FEES.

In the event of any action to enforce payment of this Promissory Note, in addition to all other relief, the prevailing party in such action shall be entitled to its reasonable attorneys' fees and expenses.

               7. GOVERNING LAW.

This Promissory Note shall be construed in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


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               8. AMENDMENT.

This Promissory Note shall be amended only with the written consent of both the Company and Borrower.

               9. WAIVERS.

Borrower hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Promissory Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Promissory Note, no release or surrender of any collateral given as security for this Promissory Note, and no delay in enforcement of this Promissory Note or in exercising any right or power hereunder, shall affect the liability of Borrower.

               10. SIGNATURE.

        The Borrower has executed this Promissory Note as of the date first above written, intending to be legally bound.



                                     -------------------------------------------
                                     Raj Singh ("Borrower")

ACCEPTED AND ACKNOWLEDGED:

VIRAGE LOGIC CORPORATION


By:
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Printed name:
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Title:
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Date:
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